Exhibit 99.2
For Immediate Release
Contact: Robert Copple or Kate Messmer
972-665-1500
CINEMARK HOLDINGS, INC. ANNOUNCES THE PRICING OF THE SALE OF
SHARES BY QUADRANGLE CAPITAL PARTNERS
PLANO, Texas, December 4, 2009 — Cinemark Holdings, Inc. (“Cinemark”) (NYSE: CNK) today announced the pricing of the previously announced public offering of 2,325,545 shares of its common stock by certain affiliates of Quadrangle Capital Partners at a price to the public of $12.85 per share. The offering is expected to settle and close on December 9, 2009, subject to customary closing conditions. After the completion of this offering, the affiliates of Quadrangle Capital Partners will no longer hold any shares of Cinemark’s common stock. Cinemark will not receive any proceeds from this sale of its common stock.
Barclays Capital Inc. is the sole underwriter of the offering. The offering will be made only by means of a prospectus supplement and accompanying base prospectus, copies of which may be obtained from: Barclays Capital Inc., c/o Broadridge, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847). A copy of the prospectus supplement and accompanying base prospectus may also be obtained at no charge at the U.S. Securities and Exchange Commission’s website, at www.sec.gov.
The shelf registration statement relating to the foregoing has previously been filed with, and declared effective by, the U.S. Securities and Exchange Commission. This press release does not constitute an offer to sell or a solicitation of an offer to buy the shares of Cinemark’s common stock or any other securities, nor will there be any sale of the shares of Cinemark’s common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Additional Information for Investors
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,”

“anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in our Annual Report on Form 10-K filed March 13, 2009 and quarterly reports on Form 10-Q. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
About Cinemark Holdings, Inc.
Headquartered in Plano, TX, Cinemark is the second largest motion picture exhibitor in the world in terms of both attendance and the number of screens in operation. As of September 30, 2009, Cinemark operates 426 theatres and 4,908 screens in 39 states in the United States and one Canadian province and internationally in 13 countries, including Brazil, Mexico, Chile, Colombia, Argentina, Peru, Ecuador, Honduras, El Salvador, Nicaragua, Costa Rica, Panama and Guatemala. For more information go to www.cinemark.com.